EXHIBIT 99.2

ZIMMER UNAUDITED PRODUCT SALES BY GEOGRAPHIC SEGMENT
$ millions


                                     YEAR ENDED DECEMBER 31, 2000
                            --------------------------------------------------
                                 Q1            Q2            Q3            Q4
                            -------- ------------- ------------- -------------
WORLDWIDE
Knees                          $101          $104          $100          $109
Hips                             80            83            79            86
Other reconstructive              6             5             5             6
                            -------- ------------- ------------- -------------
Reconstructive implants         187           192           184           201
Fracture management              32            31            30            31
Other                            35            38            38            42
                            -------- ------------- ------------- -------------
TOTAL WORLDWIDE                $254          $261          $252          $274
                            ======== ============= ============= =============

AMERICAS
Knees                           $64           $62           $63           $66
Hips                             48            49            50            53
Other reconstructive              4             4             4             5
                            -------- ------------- ------------- -------------
Reconstructive implants         116           115           117           124
Fracture management              20            19            19            19
Other                            26            26            26            28
                            -------- ------------- ------------- -------------
TOTAL AMERICAS                 $162          $161          $162          $171
                            ======== ============= ============= =============

ASIA PACIFIC
Knees                           $22           $24           $22           $24
Hips                             24            25            22            24
Other reconstructive              0             0             0             0
                            -------- ------------- ------------- -------------
Reconstructive implants          46            49            44            48
Fracture management              10            10             9            10
Other                             7             9            10            12
                            -------- ------------- ------------- -------------
TOTAL ASIA PACIFIC              $63           $68           $63           $70
                            ======== ============= ============= =============

EUROPE
Knees                           $16           $18           $14           $19
Hips                              8             9             8             9
Other reconstructive              1             0             1             1
                            -------- ------------- ------------- -------------
Reconstructive implants          25            27            23            29
Fracture management               2             2             2             2
Other                             2             3             2             2
                            -------- ------------- ------------- -------------
TOTAL EUROPE                    $29           $32           $27           $33
                            ======== ============= ============= =============

ZIMMER UNAUDITED COMBINED STATEMENTS OF EARNINGS
$ millions


                                     YEAR ENDED DECEMBER 31, 2000
                            --------------------------------------------------
                                 Q1            Q2            Q3            Q4
                            -------- ------------- ------------- -------------

NET SALES                      $254          $261          $252          $274

EXPENSES:
Cost of products sold            70            68            72            80
Selling                          52            53            49            53
Marketing, promotion and
  distribution                   42            44            30            37
Research and development         12            11            13            16
General and administrative       19            13            23            16
                            -------- ------------- ------------- -------------
                                195           189           187           202
                            -------- ------------- ------------- -------------
EARNINGS BEFORE INCOME TAXES     59            72            65            72
Provision for income taxes       20            25            22            25
                            -------- ------------- ------------- -------------
NET EARNINGS                    $39           $47           $43           $47
                            ======== ============= ============= =============